REALTY CAPITAL INCOME FUNDS TRUST

Supplement No. 3 dated November 19, 2015 to the

Prospectuses dated August 1, 2015 and the

Statement of Additional Information dated August 1, 2015

This supplement provides new and additional information beyond that contained in (i) the current prospectuses, as supplemented (the “Prospectuses”), for Realty Capital Income Funds Trust (the “Trust”), and (ii) the current statement of additional information, as supplemented (the “SAI”), of the Trust. This supplement should be read in conjunction with the Prospectuses and the SAI. Terms not defined herein shall have the meanings ascribed to them in the Prospectuses and the SAI.

The purpose of this supplement is to provide updated information on (i) transactions involving the parent companies of the Adviser, BDCA Adviser, and the Distributor, and (ii) the temporary suspension of certain selling agreements.

TRANSACTIONS INVOLVING THE ADVISER, BDCA ADVISER, AND THE DISTRIBUTOR

The following sub-section replaces (i) for each of the Prospectuses, in the section “MANAGEMENT OF THE FUNDS,” the sub-section “Potential Change in Indirect Ownership of the Adviser, BDCA Adviser, and the Distributor,” which was added by a supplement dated September 4, 2015, and (ii) for the SAI, in each of the sections “INVESTMENT ADVISORY AND OTHER SERVICES” and “DISTRIBUTOR,” the sub-section “Potential Change in Indirect Ownership of the Adviser, BDCA Adviser, and the Distributor,” which was added by a supplement dated September 4, 2015:

Potential Change in the Indirect Ownership of the Adviser, BDCA Adviser, and the Distributor

On November 9, 2015, ARC advised the Trust that ARC and Apollo Global Management, LLC (NYSE: APO) (together with its consolidated subsidiaries, “Apollo”) have mutually agreed to terminate an agreement, dated as of August 6, 2015, pursuant to which Apollo would have purchased a controlling interest in a newly-formed company that would have owned a majority of the ongoing asset management business of ARC, including the parent of Adviser and BDCA Adviser.  The termination has no effect on the management of the Funds.

Also, on November 9, 2015, RCS Capital Corporation (“RCS Capital”), the parent of the Distributor, and a company under common control with ARC, and Apollo announced that they have mutually agreed to amend an agreement (the “RCS Agreement”), dated as of August 6, 2015, pursuant to which RCS Capital will sell its wholesale distribution business, including the Distributor, to an affiliate of Apollo.  This transaction is subject to customary closing conditions and regulatory approvals and is expected to close early in the first quarter of 2016. American National Stock Transfer, LLC (the Trust’s transfer agent) and RCS Advisory Services, LLC (the Trust’s administrator) will remain as subsidiaries of RCS Capital.

For the SAI, in the section titled “TRANSFER AGENT,” the sub-section titled “Potential Change in Indirect Ownership of the Transfer Agent,” which was added by a supplement dated September 4, 2015, is replaced with the following sub-section:

Potential Change in the Indirect Ownership of the Transfer Agent

On November 9, 2015, RCS Capital, the parent of the Transfer Agent, and a company under common control with ARC, and Apollo announced that they have mutually agreed to amend the RCS Agreement, pursuant to which RCS Capital will sell its wholesale distribution business, including the Transfer Agent and certain related entities, to an affiliate of Apollo.  This transaction is subject to customary closing conditions and regulatory approvals and is expected to close early in the first quarter of 2016. American National Stock Transfer, LLC (the Trust’s transfer agent) and RCS Advisory Services, LLC (the Trust’s administrator) will remain as subsidiaries of RCS Capital.

TEMPORARY SUSPENSION OF CERTAIN SELLING AGREEMENTS

For each of the Prospectuses, the following risk is inserted as a new risk factor (i) under each of the sub-sections “Principal Risks of Investing in the Fund” under the section “FUND SUMMARIES,” and (ii) under the section “Additional Information About Principal Risks”:

Limited Ability to Raise Capital. On November 12, 2015, the Enforcement Section of the Massachusetts Securities Division filed an administrative complaint against the Distributor alleging fraudulent behavior in connection with proxy services provided by the Distributor to another program sponsored by ARC. As a result of the complaint, certain broker-dealers with which the Distributor has entered into agreements to sell the Trust’s shares have temporarily suspended their selling agreements. The suspension of these selling agreements, as well as any other consequences such as reputational harm to the Distributor or ARC resulting from the filing of the complaint, may, directly or indirectly, have a material adverse impact on the Trust’s ability to raise capital.

The following sub-section is inserted (i) for each of the Prospectuses, at the end of the section “SUMMARY OF OTHER IMPORTANT FUND INFORMATION,” (ii) for each of the Prospectuses, after the sub-section “Other Purchase Information” in the section “HOW TO BUY SHARES,” and (iii) for the SAI, at the end of the section “DISTRIBUTOR”:

Temporary Suspension of Selling Agreements

On November 12, 2015, the Enforcement Section of the Massachusetts Securities Division filed an administrative complaint against the Distributor alleging fraudulent behavior in connection with proxy services provided by the Distributor to another program sponsored by ARC. Neither the Trust, the Adviser nor BDCA Adviser is a named party in the administrative complaint. The complaint seeks, in part, the revocation of the Distributor’s broker-dealer registration in Massachusetts. The Adviser has suspended the Distributor from providing such services to the Trust in the future. Further, the Distributor has advised the Trust that broker-dealer firms participating in the Trust’s public offering, which represent a portion of the broker-dealers with which the Distributor has entered into agreements to sell the Trust’s shares, including Cetera Financial Group and its affiliates, have temporarily suspended their selling agreements. The Trust cannot predict the length of time these suspensions will continue, whether additional suspensions will occur, or whether any broker-dealer firm that has suspended its selling agreement will lift the suspension. The suspension of these selling agreements, as well as any other consequences such as reputational harm to the Distributor or ARC resulting from the filing of the complaint, may, directly or indirectly, have a material adverse impact on the Trust’s ability to raise capital.

Please Retain this Supplement for Future Reference